                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: August 10, 1998
                    Capita Equipment Receivables Trust 1997-1

                 A New York       Commission File     I.R.S. Employer
                Corporation        No. 333-34793       No. 13-7135550

                          c/o AT&T Capital Corporation
                     44 Whippany Road, Morristown, NJ 07962
                         Telephone Number (973) 397-3000

ITEM 5. OTHER EVENTS


CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1
MONTHLY SERVICING REPORT


DETERMINATION DATE:    AUGUST 10, 1998      PAYMENT DATE:     AUGUST 17, 1998
COLLECTION PERIOD:     JULY 31, 1998


   I. INFORMATION REGARDING THE CONTRACTS

       1.  CONTRACT POOL PRINCIPAL BALANCE
           a.   Beginning of Collection Period                   $   889,730,685.85
           b.   End of Collection Period                         $   860,145,827.36
           c.   Reduction for Collection Period                  $    29,584,858.49
       2.  DELINQUENT SCHEDULED PAYMENTS
           a.   Beginning of Collection Period                   $     9,538,166.22
           b.   End of Collection Period                         $     9,772,434.71
       3.  LIQUIDATED CONTRACTS
           a.   Number of Liquidated Contracts
                with respect to Collection Period                               225
                                                                 ------------------
           b.   Required Payoff Amounts of Liquidated Contracts  $     2,114,835.09
           c.   Total Reserve for Liquidation Expenses           $                -
           d.   Total Liquidation Proceeds Received              $       409,675.12
           e.   Liquidation Proceeds Allocated to Owner Trust    $       367,621.27
           f.   Liquidation Proceeds Allocated to Depositor      $        42,053.85
           g.   Current Realized Losses                          $     1,747,213.82
       4.  PREPAID CONTACTS
           a.   Number of Prepaid Contracts with
                respect to Collection Period                                    342
                                                                 ------------------
           b.   Required Payoff Amounts of Prepaid Contracts     $     3,064,171.97
       5.  PURCHASED CONTRACTS (BY TCC)
           a.   Number of Contracts Purchased by TCC
                with respect to Collection Period                                 0
                                                                 ------------------
           b.   Required Payoff Amounts of Purchased Contracts   $                -



       6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)





                                         -----------------------------------------------------------------------------------------
                                                                                                               % OF AGGREGATE
                                              NUMBER OF           % OF             AGGREGATE REQUIRED         REQUIRED PAYOFF
                                              CONTRACTS         CONTRACTS            PAYOFF AMOUNTS               AMOUNTS

                                         -----------------------------------------------------------------------------------------

           a.   Current                        64,934            93.58%              819,679,847.00                94.22%
           b.   31-60 days                      2,373             3.42%               28,523,670.73                3.28%
           c.   61-90 days                       929              1.34%               9,784,126.15                 1.12%
           d.   91-120 days                      539              0.78%               4,560,357.99                 0.52%
           e.   120+ days                        613              0.88%               7,370,260.20                 0.85%
           f.   Total                          69,388            100.00%             869,918,262.07               100.00%


       7.  HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS



           ------------------------------------------------------------------------------------------------------------------------
                                       % OF                   % OF                        % OF                      % OF
                                     AGGREGATE              AGGREGATE                   AGGREGATE                AGGREGATE
                                  REQUIRED PAYOFF        REQUIRED PAYOFF             REQUIRED PAYOFF          REQUIRED PAYOFF
                                      AMOUNTS                AMOUNTS                     AMOUNTS                  AMOUNTS

           COLLECTION
           PERIODS               31-60 DAYS PAST DUE    61-90 DAYS PAST DUE        91-120 DAYS PAST DUE       120+ DAYS PAST DUE
           ------------------------------------------------------------------------------------------------------------------------
             07/31/98               3.28%                  1.12%                       0.52%                    0.85%
             06/30/98               2.76%                  1.14%                       0.58%                    0.81%
             05/31/98               3.63%                  1.12%                       0.61%                    0.75%
             04/30/98               3.46%                  1.03%                       0.63%                    0.69%
             03/31/98               3.30%                  1.26%                       0.51%                    0.63%
             02/28/98               6.09%                  1.42%                       0.59%                    0.52%
             01/31/98               3.34%                  0.96%                       0.41%                    0.26%
             12/31//97              3.17%                  0.86%                       0.36%                    0.01%
             11/30/97               2.89%                  0.49%                       0.00%                    0.00%


       8.  HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS


                                                      -----------------------------------------------------------------------------
                                                        COLLECTION        3 COLLECTION     6 COLLECTION PERIODS    CUMULATIVE SINCE
                                                          PERIOD         PERIODS ENDING           ENDING             CUT-OFF DATE
                                                          JULY-98            JULY-98              JULY-98
                                                      -----------------------------------------------------------------------------
           a.   Number of Liquidated Contracts                  225                759                 1,348                1,501
           b.   Number of Liquidated
                Contracts as a Percentage
                of Initial Contracts                          0.297%             1.003%                1.782%               1.984%
           c.   Required Payoff Amounts of
                Liquidated Contracts                   2,114,835.09       8,158,141.16         13,680,881.82        15,013,709.11
           d.   Liquidation Proceeds Allocated
                to Owner Trust                           367,621.27         833,917.21          1,388,595.43         1,456,410.74
           e.   Aggregate Current Realized
                Losses                                 1,747,213.82       7,324,223.95         12,292,286.39        13,557,298.37
           f.   Aggregate Current Realized
                Losses as a Percentage of
                Cut-off Date Contract Pool
                Principal Balance                             0.152%             0.639%                1.072%               1.182%


  II. INFORMATION REGARDING THE SECURITIES

      1.  SUMMARY OF BALANCE INFORMATION

       -----------------------------------------------------------------------------------------------------------------------------

                                                  PRINCIPAL BALANCE AS      CLASS FACTOR AS   PRINCIPAL BALANCE AS  CLASS FACTOR AS
              CLASS                    COUPON       OF AUGUST 17, 1998    OF AUGUST 17, 1998    OF JULY 15, 1998   OF JULY 15, 1998
                                        RATE          PAYMENT DATE           PAYMENT DATE         PAYMENT DATE        PAYMENT DATE
       -----------------------------------------------------------------------------------------------------------------------------
   a.  Class A-1 Notes                5.790000%       $ 23,347,385.17            0.08568          $ 49,745,227.81     0.18255
   b.  Class A-2 Notes                6.030000%       $252,000,000.00            1.00000          $252,000,000.00     1.00000
   c.  Class A-3 Notes                6.120000%       $153,000,000.00            1.00000          $153,000,000.00     1.00000
   d.  Class A-4 Notes                6.190000%       $261,210,000.00            1.00000          $261,210,000.00     1.00000
   e.  Class A-5 Notes                5.781250%       $ 77,130,876.90            0.73458          $ 80,083,624.26     0.76270
   f.  Class B Notes                  6.450000%       $ 68,820,000.00            1.00000          $ 68,820,000.00     1.00000
   g.  Class C Notes
          (Quarterly Paying)          6.480000%       $ 34,410,000.00            1.00000          $ 34,410,000.00     1.00000
   h.  Total                               N.A.       $869,918,262.07            0.75847          $899,268,852.07     0.78406


 Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $869,918,262.07 and the CCA Balance is $79,975,605.10.


2.  MONTHLY PRINCIPAL AMOUNT
    a.   Principal Balance of Notes
         (End of Prior Collection Period)                              $    899,268,852.07
    b.   Contract Pool Principal Balance (End of Collection Period)    $    860,145,827.36
    c.   Monthly Principal Amount                                      $     39,123,024.71
3.  GROSS COLLECTIONS
    a.   Scheduled Payments Received                                   $     30,342,778.99
    b.   Liquidation Proceeds Allocated to Owner Trust                 $        367,621.27
    c.   Required Payoff Amounts of Prepaid Contracts                  $      3,064,171.97
    d.   Required Payoff Amounts of Purchased Contracts                $           -
    e.   Proceeds of Clean-up Call                                     $           -
    f.   Investment Earnings on Collection, Note
         Distribution and Class C Funding Accounts                     $        114,187.79
    g.   Extension Fees Allocated to Owner Trust                       $          5,846.26
    h.   Total Gross Collections (sum of (a) through (g))              $     33,894,606.28
4.  DETERMINATION OF AVAILABLE FUNDS
    a.   Total Gross Collections                                       $     33,894,606.28
    b.   Withdrawal from Cash Collateral Account                       $      1,013,641.27
    c.   Total Available Funds                                         $     34,908,247.55
5.  CLASS A-5 SWAP
    a.   Payment Details
         1- Class A-5 Assumed Fixed Rate                                          6.250000%
         2- Class A-5 Assumed Fixed Rate Day Count(30/360)                       0.0833333
         3- Class A-5 Interest Rate (Libor + .125%)                               5.781250%
         4- Class A-5 Interest Rate Day  Count (Actual/360)                      0.0916667
         5- Class A-5 Principal Amount                                 $     80,083,624.26
    b.   Net Payment Calculation
         1- Class A-5 Assumed Fixed Payment                            $        417,102.21
         2- Class A-5  Interest Payment                                $        424,401.50
         3- Net Class A-5 Swap Payment From/(To) the Trust             $         (7,299.29)



6.  APPLICATION OF AVAILABLE FUNDS

-----------------------------------------------------------------------------------------------------------
          ITEM                                             AMOUNT           REMAINING AVAILABLE FUNDS
--------------------------------------------------------------------------------------------------------------

 a.  Total Available Funds                                                      34,908,247.55
 b.  Servicing Fee                                       926,802.79             33,981,444.76
 c.  Interest on Notes:
      i)   Class A-1 Notes                               264,022.80             33,717,421.96
     ii)   Class A-2 Notes                             1,266,300.00             32,451,121.96
     iii)  Class A-3 Notes                               780,300.00             31,670,821.96
     iv)   Class A-4 Notes                             1,347,408.25             30,323,413.71
     v)    Class A-5 Swap Net Settlement                  (7,299.29)            30,330,713.00
     vi)   Class A-5 Notes                               424,401.50             29,906,311.50
     vii)  Class B Notes                                 369,907.50             29,536,404.00
     viii) Class C Funding Account                       185,814.00             29,350,590.00
 d.  Principal on Notes:
     i)    Class A-1 Notes                            26,397,842.64              2,952,747.36
     ii)   Class A-2 Notes                                     0.00              2,952,747.36
     iii)  Class A-3 Notes                                     0.00              2,952,747.36
     iv)   Class A-4 Notes                                     0.00              2,952,747.36
     v)    Class A-5 Notes                             2,952,747.36                      0.00
     vi)   Class B Notes                                       0.00                      0.00
     vii)  Class C Funding Account                             0.00                      0.00
 e.  Deposit to Cash
     Collateral Account                                        0.00                      0.00
 f.  Amount to be applied in
     accordance with CCA
     Loan Agreement                                            0.00                      0.00
 g.  Balance, if any, to Equity Certificates                   0.00                      0.00


7. ACCRUED MONTHLY PRINCIPAL AND INTEREST DEPOSITED INTO THE CLASS C FUNDING ACCOUNT



Collection Period                                      May-98                June-98               July-98
Beginning Balance                                       0.00               185,814.00            371,628.00
Principal Deposited                                     0.00                  0.00                  0.00
Interest Deposited                                   185,814.00            185,814.00            185,814.00
---------------------------------------              ----------            ----------            ----------
Total Amount Available for Distribution              185,814.00            371,628.00            557,442.00
Amount Distributed                                      0.00                  0.00               557,442.00
---------------------------------------              ----------            ----------            ----------
Ending Balance                                       185,814.00            371,628.00                  0.00



8.  QUARTERLY APPLICATION OF AVAILABLE FUNDS IN THE CLASS C FUNDING ACCOUNT


    ----------------------------------------------------------------------------------------------------------------------
         Item                                                 Amount                     Remaining Available Funds
    ----------------------------------------------------------------------------------------------------------------------
    a.   Total Available Funds                                                                  557,442.00
    b.   Interest to Class C Note Holders                   557,442.00                             0.00
    c.   Principal to Class C Note Holders                     0.00                                0.00


 III.  INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT



 ------------------------------------------------------------------------------------------------------------------
                                                                                        AUGUST 17, 1998
                    ITEM                                                                  PAYMENT DATE
 ------------------------------------------------------------------------------------------------------------------

1.         BALANCE RECONCILIATION

    a.   Available Cash Collateral Amount (Beginning)                                    80,989,246.37
    b.   Deposits to Cash Collateral Account (II.5(f))                                        0.00
    c.   Withdrawals from Cash Collateral Account                                         1,013,641.27
    d.   Releases of Cash Collateral Account Surplus
         (Excess, if any of (a) plus (b) minus (c) over (f))                                  0.00
    e.   Available Cash Collateral Amount (End)
         (Sum of (a) plus (b) minus (c) minus (d))                                       79,975,605.10
    f.   Requisite Cash Collateral Amount                                                83,153,171.00
    g.   Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))              3,177,565.90
2.         CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
    a.   For Payment Dates from, and including, the December 1997 Payment
         Date to, and including, the December 1998 Payment Date
         1) Initial Cash Collateral Amount                                               83,153,171.00
    b.   For Payment Dates from, and including,
         the November 1998 Payment Date until
         the Final Payment Date, the sum of
         1) 8.5% of the Contract Pool Principal
         Balance                                                                              0.00
         2) The Aggregate Principal Balance of
         the Notes and the Equity Certificate Balance
         less the Contract Pool Principal Balance                                             0.00
         3) Total ((1) plus (2))                                                              0.00
    c.   Floor equal to the lesser of
         1) 2% of Cut-Off Date Contract Pool
         Principal Balance ($22,938,806); and                                            22,938,806.00
         2) the Aggregate Principal Balance of
         the Notes                                                                      869,918,262.07
    d.   Requisite Cash Collateral Amount                                                83,153,171.00


3.       CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
    a.   Interest Shortfalls                                                                 0.00
    b.   Principal Deficiency Amount                                                     1,013,641.27
    c.   Principal Payable at Stated Maturity                                                0.00
         Date of Class of Notes or Equity Certificates
    d.   Total Cash Collateral Account Withdrawals                                       1,013,641.27


  IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES


 -----------------------------------------------------------------------------------------------------------------------------------
           DISTRIBUTION                       CLASS A-1                CLASS A-2              CLASS A-3             CLASS A-4
             AMOUNTS                           NOTES                    NOTES                   NOTES                    NOTES
 -----------------------------------------------------------------------------------------------------------------------------------

1. Interest Due                         $      264,022.80         $   1,266,300.00         $   780,300.00         $   1,347,408.25
2. Interest Paid                        $      264,022.80         $   1,266,300.00         $   780,300.00         $   1,347,408.25
3. Interest Shortfall
((1) minus (2))                         $               -         $              -         $            -         $              -
4. Principal Due                        $   26,397,842.64         $              -         $            -         $              -
5. Principal Paid                       $   26,397,842.64         $              -         $            -         $              -
6. Total Distribution Amount
((2) plus (4))                          $   26,661,865.44         $   1,266,300.00         $   780,300.00         $   1,347,408.25



-----------------------------------------------------------------------------------------------------------------------------------
         DISTRIBUTION                          CLASS A-5              CLASS B               CLASS C
           AMOUNTS                               NOTES                 NOTES                 NOTES                    TOTALS
-----------------------------------------------------------------------------------------------------------------------------------
1. Interest Due                         $     424,401.50         $   369,907.50         $   557,442.00         $    5,009,782.04
2. Interest Paid                        $     424,401.50         $   369,907.50         $   557,442.00         $    5,009,782.04
3. Interest Shortfall
((1) minus (2))                         $              -         $            -         $            -         $               -
4. Principal Due                        $   2,952,747.36         $            -         $            -         $   29,350,590.00
5. Principal Paid                       $   2,952,747.36         $            -         $            -         $   29,350,590.00
6. Total Distribution Amount
((2) plus (4))                          $   3,377,148.86         $   369,907.50         $   557,442.00         $   34,360,372.05


V. INFORMATION REGARDING OTHER POOL CHARACTERISTICS


   -------------------------------------------------------------------------------------------------
                                                        AS OF END OF         AS OF END OF
                      ITEM                               JULY-98              JUNE-98
                                                    COLLECTION PERIOD    COLLECTION PERIOD
   -------------------------------------------------------------------------------------------------

1.  ORIGINAL CONTRACT CHARACTERISTICS

    a. Original Number of Contracts                          75,651            N.A.
    b. Cut-Off Date Contract Pool
       Principal Balance                             $1,146,940,285            N.A.
    c. Original Weighted Average
       Remaining Term (in months)                              46.6            N.A.
    d. Weighted Average Original Term
       (in months)                                             53.7            N.A.
2.  CURRENT CONTRACT CHARACTERISTICS

    a. Number of Contracts                                   69,388             70,200
    b. Average Contract Principal Balance            $       12,396            $12,674
    c. Weighted Average Remaining Term                         39.7              40.5


                                 Page 8 of 10









  VI. CAPITA EQUIPMENT RECEIVABLES TRUST 1997-1 PREPAYMENT SCHEDULE



    -----------------------------------------------------------------
                                               SINCE ISSUE
        PERIOD                                     CPR
    -----------------------------------------------------------------

      0               December-97               -0.436%
      1                January-98                5.709%
      2               February-98                6.693%
      3                 March-98                 6.904%
      4                 April-98                 7.280%
      5                  May-98                  7.462%
      6                 June-98                  6.903%
      7                 July-98                  7.298%
      8                August-98                 7.115%


VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

     A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

           The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the
                  Transfer and Servicing Agreement, dated as of
                  December 3, 1997 the ("Transfer and Servicing
              Agreement"), among Capita Equipment Receivables Trust
               1997-1, Antigua Funding Corporation, Bankers Trust
            Company, as trustee under the Indenture, and AT&T Capital
           Corporation, in its individual capacity and as Servicer, DO
              HEREBY CERTIFY that I am a Responsible Officer of the
              Servicer and, pursuant to Section 3.9 of the Transfer
                  and Servicing Agreement, I DO HEREBY FURTHER
            CERTIFY the following report with respect to the Payment
                        Date occurring on August 17, 1998.

               This Certificate shall constitute the Servicer's
 Certificate as required by Section 3.9 of the Transfer and Servicing Agreement
      with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in
                       the Transfer and Servicing Agreement.

                            AT&T CAPITAL CORPORATION

                                 Glenn A. Votek
                                 ----------------
                                 Glenn A. Votek
                          Executive Vice President and Teasurer

                                 Page 10 of 10